EXHIBIT 99.1
                                                                    ------------

SUBJECT TO REVISION
SERIES TERM SHEET DATED MARCH 22, 2000



                                  $226,320,000
                             NovaStar Mortgage, Inc.

       NOVASTAR HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2000-1. The Series Term Sheet has been prepared by NovaStar Mortgage, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE ASSET-BACKED CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


                         [FIRST UNION LOGO APPEARS HERE]

                          FIRST UNION SECURITIES, INC.



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1        Page 2
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SELLER/SERVICER:                      NovaStar Mortgage, Inc. ("NovaStar")
TRANSFEROR:                           NovaStar Mortgage Funding Corporation
TRUSTEE:                              Chase Manhattan Bank
CERTIFICATE ADMINISTRATOR:            First Union National Bank
DEPOSITOR:                            Residential Asset Funding Corporation
UNDERWRITER:                          First Union Securities, Inc.

OFFERED CERTIFICATES:

SECURITIES                            CLASS A-1                CLASS M-1               CLASS M-2               CLASS M-3
----------                            ---------                ---------               ---------               ---------

Amount:                               $216,200,000             $4,600,000              $2,760,000              $2,760,000

Security Type:                        Floating-rate            Floating-rate           Floating-rate           Floating-rate

Index:                                1 month LIBOR            1 month LIBOR           1 month LIBOR           1 month LIBOR

Prepayment Assumptions (PPA):          30% CPR/24% HEP         30% CPR/24% HEP         30% CPR/24% HEP         30% CPR/24% HEP

Average Life to Call:                 2.901 years              4.950 years             4.943 years             4.829 years
Average Life to Maturity:             3.150 years              5.252 years             5.099 years             4.836 years

Expected Call Date:                   08/25/07                 08/25/07                08/25/07                08/25/07
Expected Maturity Date:               06/25/15                 04/25/10                01/25/09                12/25/07

Expected Coupon:                      One month LIBOR + TBD    One month LIBOR + TBD   One month LIBOR + TBD   One month LIBOR + TBD

Stated Maturity Date:                 July 25, 2031            July 25, 2031           July 25, 2031           July 25, 2031

Payment Date:                         25th of each month       25th of each month      25th of each month      25th of each month
Payment Delay:                        Zero                     Zero                    Zero                    Zero

Settlement Date                       March [30], 2000         March [30], 2000        March [30], 2000        March [30], 2000
Dated Date:                           March [30], 2000         March [30], 2000        March [30], 2000        March [30], 2000

Day Count:                            Actual/360               Actual/360              Actual/360              Actual/360

Days of Accrued Interest:             Zero                     Zero                    Zero                    Zero

First Payment Date:                   April 25, 2000           April 25, 2000          April 25, 2000          April 25, 2000

Ratings: (S&P/Moody's)                AAA/Aaa                  AA/Aa2                  A /A2                   BBB/Baa2


CLASS A CERTFICIATES:                   Class A-1 Certificates


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1        Page 3
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

CLASS M CERTFICIATES:                   Class M-1, Class M-2 and Class M-3 Certificates

OTHER CERTIFICATES:                     In addition to the Offered Certificates, the Trust will also issue the Class
                                        AIO, Class O, Class P and the Residual Certificates.

                                        The Class P Certificates will be entitled to all prepayment penalties received in respect of the mortgage loans and such amounts will not be available for distribution to the holders of the Offered Certificates. The Class AIO
                                        Certificateholders will be entitled to receive the excess interest which is the weighted average interest due on the mortgage loans less the
                                        Administrative Fees and the interest payable on the Offered Certificates.
                                        The Class O is a subordinate class, and represents the Overcollateralization
                                        Amount.

CUT-OFF DATE:                           March 1, 2000
EXP. PRICING DATE:                      March [24], 2000

THE MORTGAGE LOAN                       The mortgage pool will consist of conventional, monthly payment, all of
POOL:                                   them first lien mortgage loans with terms to maturity of not more than 30 years from the date of origination or modification. The mortgage pool will consist of both adjustable-rate mortgage loans ("ARMs") and fixed-rate mortgage loans.  The initial mortgage pool consists of approximately
                                        56.21% ARMs and 43.79% fixed-rate mortgage loans.
                                        .
DISTRIBUTION DATE:                      The 25th day of each month or if such 25th day is not a business day, the next succeeding business day (each a "Distribution Date"), commencing on
                                        April 25, 2000.

FINAL DISTRIBUTION DATE:                The final scheduled Distribution Date for all the Certificates is July 25,
                                        2031. It is anticipated that the actual final payment on each class will occur significantly earlier then the indicated date.

RECORD DATE:                            For all the Offered Certificates, the Record Date is the last business day prior to the Distribution Date, except that the Record Date for the first
                                        Distribution Date is the Closing Date.

DUE PERIOD:                             A Due Period with respect to any Distribution Date is the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

PRE-FUNDING AMOUNT:                     On the closing date the Trust will deposit $101,715,093.81 into a pre-
                                        funding account which will be used from time to time on or before June 29,
                                        2000, to acquire subsequent mortgage loans.

                                        To the extent that the Trust does not fully use amounts on deposit in the pre-funding account to purchase additional mortgage loans by June 29,
                                        2000, the Trust will apply the remaining amounts as a prepayment of the principal of the Certificates on the Distribution Date on July 25, 2000.
                                        Although no assurance is possible, we do not anticipate that a material amount of principal will be prepaid on the Certificates from amounts in the

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1        Page 4
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                                        pre-funding account.

ERISA:                                  The Class A-1 Certificates may be purchased by plans after the pre-funding has been completed, provided that certain conditions are satisfied. A fiduciary of any ERISA plan that is considering a purchase of Certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for purchase have been satisfied.

                                        The Class M Certificates may not be acquired by or on behalf of an ERISA plan except as described in the prospectus supplement. Each investor in a
                                        Class M Certificate purchased in book-entry form will be deemed to represent that it complies with the restrictions described under
                                        "Considerations for Benefit Plan Investors" in this prospectus supplement.

SMMEA:                                  The Class A-1 and Class M-1 Certificates will constitute "mortgage related securities" for purposes of SMMEA, for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies. Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the
                                        Certificates.

TAX STATUS:                             The Trust will elect to be treated as one or more Real Estate Mortgage
                                        Investment Conduits ("REMIC"s) for federal income tax purposes. The
                                        Offered Certificates will be designated as "regular interests" in a REMIC.
                                        Certificateholders will include interest on the Certificates in income in accordance with an accrual method of accounting.

CLEAN-UP CALL:                          The Servicer has a clean-up call which, if exercised, would result in early redemption of the Certificates, on any Distribution Date after the aggregate principal balance of the mortgage loans has declined to 10% or less of the sum of the principal balance of the initial mortgage loans plus the principal balance of each subsequent mortgage loan acquired through the pre-funding feature.

BOOK ENTRY FORMAT:                      The Certificates will be issued, maintained and transferred on the book-
                                        entry records of the Depository Trust Company. The Certificates will be offered in registered form, in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

EXPECTED PRICING                        With respect to the adjustable-rate mortgage loans, the prepayment model
SPEED:                                  assumes a constant CPR of 30% (such model, a "prepayment assumption").
                                        With respect to the fixed-rate mortgage loans, the prepayment model assumes a constant CPR of 2.4% in the first month of the life of the Fixed-
                                        rate mortgage loans and an additional 2.4% per annum in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter, the prepayment model assumes a CPR of 24% (such model, also a "prepayment assumption").
--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1        Page 5
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                                                 STRUCTURE

THE TRUST:                             The Certificates will be backed by the Trust estate created by the pooling and servicing agreement, which consists primarily of the following:

                                        o        The mortgage loans;

                                        o        Collections in respect of principal and interest of the mortgage loans received after the Cut-off Date (other than payments due on or before the Cut-off Date);

                                        o        The amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the Certificateholders, including net investment earnings;

                                        o        Mortgage insurance policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the Servicer or any sub-servicer;

                                        o        An assignment of the seller's rights under the purchase agreement;

                                        o        Amounts on deposit in the interest coverage account and the pre-
                                                 funding account;

                                        o        An assignment of the seller's rights under the converted loan purchase agreement; and

                                        o        Proceeds , if any, from the interest rate cap agreements.

AVAILABLE FUNDS:                       The Available Funds for each Distribution Date will equal the amount received by the Trustee and available in the payment account on that
                                       Distribution Date. The Available Funds will generally be equal to the sum of, net of Administrative Fees and amounts reimbursable to the Servicer, the following amounts:

                                       o         The aggregate amount of scheduled payments on the mortgage loans due on the prior Due Date and received on or prior to the
                                                 Determination Date,

                                       o         Investment earnings on amounts in the payment account, plus miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees,

                                       o         Any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the prior prepayment period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, proceeds from any mortgage
                                                 insurance policy and proceeds from the sale of converted mortgage loans,

                                       o         All advances made for that Distribution Date. In addition, on the
                                                 Distribution Date which follows the termination of the pre-funding

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FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1        Page 6
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                                        period, Available Funds will include the remaining amount on deposit in the pre-funding account at that time. During the pre- funding period, Available Funds will also include the withdrawn amount from the interest coverage account, and

                                        o         Amounts on deposit in the supplemental interest account from interest rate cap agreements.

INTEREST:                               On each Distribution Date, the holders of each class of Certificates will be entitled to receive an interest payment amount equal to interest accrued on the related Certificate principal balance immediately prior to such Distribution Date at the related pass-through rate for the related accrual period.

                                        The pass-through rate for each class and Distribution Date is the lesser of (1) the formula rate for that class and Distribution Date and (2) the Available Funds Cap Rate for that
                                        Distribution Date.

                                        The formula rate for each class is as follows:

                                        Prior to the Rate Step Up Date
                                        Class    Rate
                                         A-1     LIBOR plus     %
                                         M-1     LIBOR plus     %
                                         M-2     LIBOR plus     %
                                         M-3     LIBOR plus     %

                                        On or after the Rate Step Up Date
                                        Class    Rate
                                         A-1     LIBOR plus     %
                                         M-1     LIBOR plus     %
                                         M-2     LIBOR plus     %
                                         M-3     LIBOR plus     %

                                        The "Rate Step Up Date" is the first Distribution Date to occur after the Clean-up Call
                                        Date. If the Clean-Up Call is not exercised, the margin on the Class A-1 Certificates will increase to 2x the Class A-1 margin, and the margin on the Class M-1, M-2, and M-3
                                        Certificates will increase to 1.5x their related margins.

AVAILABLE FUNDS CAP
RATE:                                   The "available funds cap rate" for each Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount plus any
                                        Supplemental Interest Payment, less the Administrative Fees for that Distribution Date, and the denominator of which is equal to the product of (1) the number of days in the current month divided by 360 and (2) the aggregate Certificate principal balance of the Offered
                                        Certificates immediately prior to that Distribution Date.

                                        With respect to each Class and any Distribution Date, to the extent that the amount of interest paid to a class is reduced because the formula rate exceeds the Available Funds Cap
                                        Rate (such excess amount, the related


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FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1        Page 7
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                                        "Available Funds Cap Carry-Forward Amount"), such amount will be carried forward and distributed to the holders of that Class, together with interest on that amount at the related formula rate applicable from time to time.

                                        Interest on the Certificates will accrue during each accrual period. The accrual period is the period from the prior Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the closing date. Interest will accrue on the basis of the actual number of days in the accrual period and a 360 day year.

ADMINISTRATIVE FEES:                    Mortgage insurance fees, trustee fees and servicing fees.

SERVICING FEE:                          50 basis points per annum

INTEREST REMITTANCE AMOUNT:             For any Distribution Date, that portion of the Available Funds for that Distribution Date allocable to interest.

INTEREST REMITTANCE
FORMULA AMOUNT:                         For any Distribution Date, is an amount equal to (1) the product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the prior due period and (y) the aggregate principal balances of the mortgage loans as of the beginning of the prior due period minus (2) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls for the prior period.

INTEREST ALLOCATION:                    On each  Distribution  Date the Trustee will first  distribute the  prepayment  penalties
                                        collected   during  the  prior   prepayment   period  to  the  holders  of  the  Class  P
                                        Certificates.  After  making that  distribution,  the trustee  will apply that portion of
                                        the  available  funds  which   represents  the  Interest   Remittance   Amount  for  that
                                        Distribution Date, to the payment of any  Administrative  Fees of the Trust which are due on that Distribution Date, and will then apply the remaining  Interest  Remittance Amount to the  payment  of  interest  then due on the  Certificates  in the  following  order of priority:


                                        (i)       First, to the holders of the Class AIO Certificates and the holders of the Class
                                                  A-1 Certificates, the Class AIO Monthly Interest Distributable Amount and the
                                                  Class A-1 Monthly Interest Distributable Amount; these payments are of equal priority to those two classes, and, in the event that the remaining Interest
                                                  Remittance Formula Amount is insufficient to pay both classes the full amount due, the amount paid to the holders of each of these two classes will be a pro rata portion of the remaining Interest Remittance Formula Amount, with the allocation based on the relative proportions of the Class AIO Monthly Interest Distributable
                                                  Amount and the Class A-1 Monthly Interest Distributable Amount;

                                        (ii)      Second, to the holders of the Class M-1 Certificates, the

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FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1        Page 8
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                                                  Monthly Interest Distributable Amount for Class M-1;

                                        (iii)     Third, to the holders of the Class M-2 Certificates, the Monthly Interest
                                                  Distributable Amount for Class M-2;


                                        (iv)      Fourth, to the holders of the Class M-3 Certificates, the Monthly Interest
                                                  Distributable Amount for Class M-3; and

                                        (v)       Fifth, to the holders of each class of offered certificates, the Available Funds
                                                  Cap Carry-Forward Amount for that class, such amount to be paid in the following order of priority: Class A-1, Class M-1, Class M-2 and Class M-3; and

                                        (vi)      Sixth, to the holders of the Class RESIDUAL Certificates, any remainder.


                                        On any Distribution Date, any shortfalls resulting from the application of the Civil Relief
                                        Act and any prepayment interest shortfalls to the extent not covered by compensating interest paid by the servicer will be applied to reduce the Monthly Interest Distributable
                                        Amounts with respect to the Class A-1, Class M-1, Class M-2, Class M-3 and Class AIO
                                        Certificates on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates will not be entitled to reimbursement for any such interest shortfalls.
MONTHLY INTEREST DISTRIBUTABLE
AMOUNT:                                 The Monthly Interest Distributable Amount on any Distribution Date and for each class of
                                        Offered Certificates equals the amount of interest accrued during the related accrual period at the related formula rate on the Certificate Principal Balance of such class immediately prior to such Distribution Date plus the Unpaid Interest Shortfall Amount for that class and distribution date.

UNPAID INTEREST
SHORTFALL:                              The Unpaid Interest Shortfall Amount means (i) for each class of Offered Certificates (and the Class AIO Certificates), and the first Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution
                                        Date, the amount, if any, by which (a) the Monthly Interest Distributable Amount for such class for the immediately preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.

SUPPLEMENTAL INTEREST
PAYMENTS:                               The holders of the Offered Certificates may be entitled to Supplemental Interest Payments.
                                        Supplemental Interest Payments are amounts which will be paid to the holders of the Offered
                                        Certificates if their formula rate was limited by the Available Funds Cap Rate, but only to the limited extent that moneys are then available under certain cap agreements held

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FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1        Page 9
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                                        by the Trustee.

                                        The payments under the Cap Agreements ("Cap Payments") will be deposited into the supplemental interest account held by the trustee. Amounts on deposit in the supplemental interest account will also be used to fund the Available Funds Cap Carry-Forward Amounts.
                                        The Cap Agreements pay quarterly, have varying tenors through February 2003.

                                        In each month in which Cap Payments are received, one-third of the amount received will be available to increase the available funds cap rate (and, as a second priority, to fund any
                                        Available Funds Cap Carry-Forward Amount) on each of the next three distribution dates. To the extent these moneys are not needed for a distribution date, they will be retained by the trustee and added to the one-third figure otherwise available on the next distribution date.
                                        If, however, these amounts have not been applied by the close of the third distribution date following receipt, they will be paid to the holders of the Class AIO Certificates.

PRINCIPAL:                              On each Distribution Date, the Certificateholders are scheduled to receive an amount of principal generally equal to the sum of:

                                        o    The scheduled  principal on the mortgage loans  collected or advanced during the prior period; and

                                        o    Unscheduled principal on the mortgage loans collected during the prior prepayment period.

                                        The Class M Certificates are unlikely to receive any principal payments until, at the earliest, the Distribution Date occurring on April 25, 2003.

                                        The principal will be distributed to the Certificateholders of each class in accordance with a payment priority, which is designed to maintain a specified level of support below each class. This support consists of the Certificates that are more subordinated to that class, as well as the Overcollateralization, which is subordinated to all classes of the Offered
                                        Certificates.

PRINCIPAL  ALLOCATION:                  On each Distribution Date (a) prior to the Crossover Date or (b) on which a  Trigger Event is in effect, the holders of each class of Certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Distribution Amount in the following amounts and order of priority:

                                               (i)        First, to the holders of the Class A-1 Certificates, the entire amount of the Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

                                               (ii)       Second, to the holders of the Class M-1 Certificates, the entire amount of the Principal Distribution Amount until the Certificate principal balance of the Class M-1 Certificates has been reduced to zero;

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 10
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                                               (iii)      Third, to the holders of Class M-2 Certificates, the entire amount of the
                                                          Principal Distribution Amount until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                                               (iv)       Fourth, to the holders of the Class M-3 Certificates, the entire amount of the Principal Distribution Amount until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero; and

                                               (v)        Fifth, to the holders of the Class O Certificates, any remainder.

                                        On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger
                                        Event is not in effect, the holders of each class of Certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Distribution
                                        Amount in the following amounts and order of priority:

                                               (i)        First, to the holders of the Class A-1 Certificates, the Class A-1
                                                          Principal Distribution Amount, until the Certificate Principal Balance of the A-1 Certificates has been reduced to zero;

                                               (ii)       Second, to the holders of the Class M-1 Certificates, the Class M-1
                                                          Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                                               (iii)      Third, to the holders of the Class M-2 Certificates, the Class M-2
                                                          Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                                               (iv)       Fourth, to the holders of the Class M-3 Certificates, the Class M-3
                                                          Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero; and

                                               (v)        Fifth, to the holders of the Class O Certificates, any remainder.

                                        The allocation of principal with respect to the Class A-1 Certificates on each Distribution
                                        Date prior to the Crossover Date or on which a Trigger Event has occurred will have the effect of accelerating the amortization of the Class A-1 Certificates while, in the absence of realized losses, increasing the relative proportion of the Trust's assets represented by the Class M Certificates. Increasing the relative proportion of the Trust's assets in the
                                        Class M Certificates relative to that of the Class A-1 Certificates is intended to preserve the availability of the subordination provided by the Class M Certificates.

PRINCIPAL DISTIBUTION                   The Principal Distribution Amount means with respect to any

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 11
--------------------------------------------------------------------------------

AMOUNT:                                 Distribution Date the Principal Remittance Amount for such Distribution Date (for further detail see the Prospectus Supplement).


PRINCIPAL REMITTANCE AMOUNT:            The Principal  Remittance Amount means with respect to any Distribution  Date, the sum of
                                        (i) all scheduled  payments of principal  collected or advanced on the mortgage  loans by the Servicer that were due during the related due period,  (ii) the principal  portion of all partial and full principal  prepayments of the mortgage loans applied by the Servicer
                                        during  such  prepayment  period,   (iii)  the  principal  portion  of  all  related  net
                                        liquidation  proceeds and insurance proceeds received during such prepayment period, (iv)
                                        that portion of the purchase price,  representing  principal of any repurchased  mortgage loan,  deposited  to the  collection  account  during  such  prepayment  period,  (v) the principal  portion of any related  substitution  adjustments  deposited in the collection account  during  such  prepayment  period,  (vi)  in the  case of the  Distribution  Date immediately  following  the  end of the  funding  period,  any  amount  remaining  in the pre-funding  account and not used by the Trustee to purchase  subsequent  mortgage  loans and (vii) on the  Distribution  Date on which the Trust is to be terminated  that portion of the termination price relating to principal.

CROSSOVER DATE:                         The Crossover Date means the later to occur of (x) the Distribution Date occurring in the 37th period and (y) the first Distribution Date on which the Credit Enhancement
                                        Percentage for the Class A certificates (calculated for this purpose only after taking into account distributions of principal on the mortgage but prior to distribution of the
                                        Principal Distribution Amount to the Certificates) is greater than or equal to 12%.

TRIGGER EVENT:                          A Trigger Event is in effect with respect to any Distribution Date if the three-month rolling average of mortgage loans delinquent 60 days or more exceeds 12% of the remaining pool balance.

CREDIT ENHANCEMENT:                     The credit enhancement is provided by subordinated  classes,  overcollateralization,  and
                                        Mortgage Insurance.

                                        SUBORDINATION
                                        The rights of the holders of the Class M Certificates to receive distributions will be subordinated, to the extent described herein, to the rights of the holders of the Class A-1
                                        Certificates.

                                        In addition, the rights of the holders of Class M Certificates with higher numerical class designations will be subordinated to the rights of holders of Mezzanine Certificates with lower numerical class designations.

                                        Subordination is intended to enhance the likelihood of regular distributions on the more senior Certificates and to afford those Certificates protection against losses.

                                        OVERCOLLATERALIZATION
                                        The Trust will have an initial level of Overcollateralization Amount of approximately 1.6%.
                                        The Overcollateralization is available for the benefit of all classes of Certificates.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 12
--------------------------------------------------------------------------------


                                        MORTGAGE INSURANCE
                                        NovaStar has acquired on behalf of the Trust loan-level mortgage insurance policies for approximately 98.44% of the mortgage loans with an LTV in excess of 50%. Mortgage loans with an aggregate balance of $2,251,268.41 have an LTV less than or equal to 50% and are thus not insured by the mortgage insurance policies. The terms and conditions of the mortgage insurance policies are further discussed below.

ALLOCATION OF LOSSES:                   Any realized losses on the mortgage loans will be allocated first to the
                                        Overcollateralization Amount, which is represented by the Class O Certificates, second, to the Class M-3 Certificates, third, to the Class M-2 Certificates, and fourth, to the Class
                                        M-1 Certificates.

                                        The Pooling and Servicing Agreement does not permit the allocation of realized losses to the
                                        Class A-1, Class AIO, or Class P Certificates. Investors in the Class A-1 Certificates
                                        should note that although realized losses cannot be allocated to the Class A-1 Certificates, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay TO the Class A-1 Certificates all interest and principal amounts to which they are then entitled.

                                        Once realized losses have been allocated to the Mezzanine Certificates, such amounts with respect to such Certificates will no longer accrue interest nor will such amounts thereafter be reinstated.

                                        Any allocation of a realized loss to a class of Certificates will be made by reducing that
                                        CLASS OF CertificateS' principal balance by the amount allocated to that class as of the
                                        Distribution Date in the month following the calendar month in which the realized loss was incurred.

MORTGAGE INSURANCE
POLICIES:                               Approximately 96.71% of the mortgage loans are covered by mortgage insurance policies primarily from PMI Mortgage Insurance Co. with a smaller number insured by Radian Guaranty,
                                        Inc. (the "MI Insurers"). The remainder of the initial mortgage loans will not be covered by a mortgage insurance policy. Each mortgage insurance policy insures losses on the Principal
                                        Balance of each such mortgage loan in an amount generally equal to, at the option of the MI
                                        InsurerS, either

                                        o      The sum of (i) the Principal Balance of the mortgage loan, (ii) unpaid accumulated interest due on the mortgage loan at the mortgage rate (for a maximum period of two years) and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the "Loss Amount"), in which case the MI Insurer would take title to the mortgaged property, or

                                        o      An amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the "Coverage Percentage") specified in the mortgage insurance policy, in which case the issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 13
--------------------------------------------------------------------------------

                                        The minimum Coverage Percentage specified in each mortgage insurance policy will be different depending upon the original Loan-to-Value Ratio of the related mortgage loan
                                        (mortgage loans with higher Loan-to-Value Ratios will generally have a higher Coverage
                                        Percentage and mortgage loans with lower Loan-to-Value Ratios will generally have a lower
                                        Coverage Percentage). Each mortgage insurance policy will remain in place for the life of the related mortgage loan.

                                        Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the Collection Account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the "MI
                                        Premiums") will be paid monthly by the Servicer with funds withdrawn from the Collection
                                        Account with respect to the related mortgage loans.



CONVERSION FEATURE OF
ADJUSTABLE-RATE LOANS:                  40.09% of the mortgage loans are, at the borrower's option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the
                                        FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c)
                                        the value of the property has not declined since the date of the original loan; and (d)
                                        the borrower meets the Servicer's property and credit standards.

REMOVAL OF CONVERTED LOANS PURSUANT
TO THE CONVERSION FEATURE:
                                        In the event of a conversion of a mortgage loan from an adjustable-rate to a fixed-rate,
                                        NovaStar Capital, Inc., an affiliate of the Seller and Servicer, will be obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing a prepayment of the pool. The purchase obligation of
                                        NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company.



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 14
--------------------------------------------------------------------------------


                                              WEIGHTED AVERAGE LIFE (WAL) AND
                                                   PAYMENT WINDOWS TABLE


                        TO CALL (10%)
                             PPA*         0%        50%        75%      100%      125%       150%
                        CLASS A1 BOND
                        WAL               18.874      5.722     3.890     2.901     2.274      1.845
                        FIRST PAY        4/25/00    4/25/00   4/25/00   4/25/00   4/25/00    4/25/00
                        LAST PAY        11/25/28   10/25/14   3/25/10   8/25/07  12/25/05   11/25/04

                        CLASS M1 BOND
                        WAL               25.529      9.696     6.570     4.950     4.108      3.686
                        FIRST PAY        4/25/19   12/25/04   5/25/03   4/25/03   5/25/03    6/25/03
                        LAST PAY        11/15/28   10/25/14   3/25/10   8/25/07  12/25/05   11/25/04

                        CLASS M2 BOND
                        WAL               25.529      9.696     6.570     4.943     4.091      3.634
                        FIRST PAY        4/25/19   12/25/04   5/25/03   4/25/03   5/25/03    5/25/03
                        LAST PAY        11/15/28   10/25/14   3/25/10   8/25/07  12/25/05   11/25/04

                        CLASS M3 BOND
                        WAL               25.472      9.486     6.416     4.829     3.979      3.535
                        FIRST PAY        4/25/19   12/25/04   5/25/03   4/25/03   4/25/03    4/25/03
                        LAST PAY        11/15/28   10/25/14   3/25/10   8/25/07  12/25/05   11/25/04


                        TO MATURITY
                             PPA*         0%        50%        75%      100%      125%       150%
                        CLASS A1 BOND
                        WAL               18.942      5.976     4.178     3.150     2.478      2.009
                        FIRST PAY        4/25/00    4/25/00   4/25/00   4/25/00   4/25/00    4/25/00
                        LAST PAY         5/25/30   2/25/26    7/25/19   6/25/15   4/25/13   10/25/10

                        CLASS M1 BOND
                        WAL               25.641      9.864     6.967     5.252     4.355      3.883
                        FIRST PAY        4/25/19   12/25/04   5/25/03   4/25/03   5/25/03    6/25/03
                        LAST PAY         9/25/29   1/25/17    9/25/13   4/25/10   2/25/08   8/25/06

                        CLASS M2 BOND
                        WAL               25.600      9.767     6.775     5.099     4.222      3.738
                        FIRST PAY        4/25/19   12/25/04   5/25/03   4/25/03   5/25/03    5/25/03
--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.



Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 15
--------------------------------------------------------------------------------

                        LAST PAY         6/25/29   6/25/15    2/25/12   1/25/09   2/25/07   10/25/05

                        CLASS M3 BOND
                        WAL               25.478      9.493     6.426     4.836     3.988      3.541
                        FIRST PAY        4/25/19   12/25/04   5/25/03   4/25/03   4/25/03    4/25/03
                        LAST PAY         1/25/29   12/25/14   8/25/10  12/25/07   4/25/06    2/25/05


         *100 PERCENT PREPAYMENT ASSUMPTION (PPA) REPRESENTS 30% CPR FOR THE ARM COLLATERAL, AND 2.4% CPR IN MONTH 1 OF THE LIFE OF A LOAN, INCREASING EACH MONTH BY 2.4% CPR UNTIL MONTH 10 AND REMAINING CONSTANT AT 24% CPR THEREAFTER FOR THE FIXED COLLATERAL .
                                 AVAILABLE FUNDS CAP RATE*


To Call @ 10%

 Period         Date           AFC Rate       Period          Date           AFC Rate      Period          Date          AFC Rate
       0           3/30/00                          35            2/25/03         9.63%          69          12/25/05         9.85%
       1           4/25/00           10.42%         36            3/25/03        10.67%          70           1/25/06         9.53%
       2           5/25/00            9.07%         37            4/25/03         9.64%          71           2/25/06         9.53%
       3           6/25/00            8.79%         38            5/25/03         9.89%          72           3/25/06        10.54%
       4           7/25/00            9.08%         39            6/25/03         9.56%          73           4/25/06         9.52%
       5           8/25/00            8.80%         40            7/25/03         9.93%          74           5/25/06         9.85%
       6           9/25/00            8.81%         41            8/25/03         9.61%          75           6/25/06         9.54%
       7          10/25/00            9.11%         42            9/25/03         9.61%          76           7/25/06         9.86%
       8          11/25/00            8.83%         43           10/25/03         9.92%          77           8/25/06         9.55%
       9          12/25/00            9.13%         44           11/25/03         9.60%          78           9/25/06         9.56%
      10           1/25/01            8.86%         45           12/25/03         9.92%          79          10/25/06         9.88%
      11           2/25/01            8.87%         46            1/25/04         9.60%          80          11/25/06         9.57%
      12           3/25/01            9.80%         47            2/25/04         9.59%          81          12/25/06         9.90%
      13           4/25/01            8.90%         48            3/25/04        10.25%          82           1/25/07         9.59%
      14           5/25/01            9.20%         49            4/25/04         9.59%          83           2/25/07         9.60%
      15           6/25/01            8.92%         50            5/25/04         9.90%          84           3/25/07        10.63%
      16           7/25/01            9.22%         51            6/25/04         9.58%          85           4/25/07         9.61%
      17           8/25/01            8.66%         52            7/25/04         9.90%          86           5/25/07         9.94%
      18           9/25/01            8.67%         53            8/25/04         9.58%          87           6/25/07         9.63%
      19          10/25/01            8.96%         54            9/25/04         9.57%          88           7/25/07         9.96%
      20          11/25/01            8.68%         55           10/25/04         9.89%          89           8/25/07         9.65%
      21          12/25/01            8.98%         56           11/25/04         9.57%
      22           1/25/02            8.62%         57           12/25/04         9.88%
      23           2/25/02            9.10%         58            1/25/05         9.56%
      24           3/25/02           10.08%         59            2/25/05         9.56%
      25           4/25/02            9.11%         60            3/25/05        10.58%
      26           5/25/02            9.42%         61            4/25/05         9.55%
      27           6/25/02            9.12%         62            5/25/05         9.87%
      28           7/25/02            9.84%         63            6/25/05         9.55%
      29           8/25/02            9.53%         64            7/25/05         9.87%
      30           9/25/02            9.54%         65            8/25/05         9.54%

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 16
--------------------------------------------------------------------------------

      31          10/25/02            9.86%         66            9/25/05         9.54%
      32          11/25/02            9.55%         67           10/25/05         9.86%
      33          12/25/02            9.87%         68           11/25/05         9.54%
      34           1/25/03            9.56%



*Derived assuming indices remains constant at 6.21%, 6.4113%, and 6.20% for 3 month Libor, 6 Month Libor, and One Year CMT, respectively, using 100% of the PPA.



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 17
--------------------------------------------------------------------------------


         AVAILABLE FUNDS CAP RATE-100 BASIS POINTS INCREASE IN INDICES*

To Call @ 10%

Period              Date            AFC Rate      Period           Date         AFC Rate      Period          Date          AFC Rate

       0           3/30/00                          35            2/25/03        10.35%          69          12/25/05        10.30%
       1           4/25/00           11.19%         36            3/25/03        11.18%          70           1/25/06         9.96%
       2           5/25/00            9.85%         37            4/25/03        10.10%          71           2/25/06         9.96%
       3           6/25/00            9.58%         38            5/25/03        10.36%          72           3/25/06        11.02%
       4           7/25/00            9.88%         39            6/25/03        10.02%          73           4/25/06         9.95%
       5           8/25/00            9.62%         40            7/25/03        10.43%          74           5/25/06        10.29%
       6           9/25/00            9.65%         41            8/25/03        10.08%          75           6/25/06         9.96%
       7          10/25/00            9.96%         42            9/25/03        10.08%          76           7/25/06        10.30%
       8          11/25/00            9.71%         43           10/25/03        10.41%          77           8/25/06         9.98%
       9          12/25/00           10.03%         44           11/25/03        10.07%          78           9/25/06         9.98%
      10           1/25/01            9.78%         45           12/25/03        10.40%          79          10/25/06        10.32%
      11           2/25/01            9.82%         46            1/25/04        10.07%          80          11/25/06         9.99%
      12           3/25/01           10.77%         47            2/25/04        10.06%          81          12/25/06        10.33%
      13           4/25/01            9.89%         48            3/25/04        10.75%          82           1/25/07        10.01%
      14           5/25/01           10.22%         49            4/25/04        10.05%          83           2/25/07        10.02%
      15           6/25/01            9.98%         50            5/25/04        10.38%          84           3/25/07        11.10%
      16           7/25/01           10.31%         51            6/25/04        10.04%          85           4/25/07        10.03%
      17           8/25/01            9.14%         52            7/25/04        10.37%          86           5/25/07        10.38%
      18           9/25/01            9.16%         53            8/25/04        10.03%          87           6/25/07        10.05%
      19          10/25/01            9.47%         54            9/25/04        10.03%          88           7/25/07        10.39%
      20          11/25/01            9.20%         55           10/25/04        10.36%          89           8/25/07        10.07%
      21          12/25/01            9.51%         56           11/25/04        10.02%
      22           1/25/02            8.81%         57           12/25/04        10.35%
      23           2/25/02            9.52%         58            1/25/05        10.01%
      24           3/25/02           10.53%         59            2/25/05        10.01%
      25           4/25/02            9.54%         60            3/25/05        11.08%
      26           5/25/02            9.87%         61            4/25/05        10.00%
      27           6/25/02            9.57%         62            5/25/05        10.33%
      28           7/25/02           10.51%         63            6/25/05         9.99%
      29           8/25/02           10.19%         64            7/25/05        10.32%
      30           9/25/02           10.20%         65            8/25/05         9.99%
      31          10/25/02           10.54%         66            9/25/05         9.98%
      32          11/25/02           10.22%         67           10/25/05        10.31%
      33          12/25/02           10.57%         68           11/25/05         9.97%
      34           1/25/03           10.25%


*Derived assuming indices increase 100 basis points to 7.21%, 7.4113%, and 7.20% for 3 month Libor, 6 Month Libor, and One Year CMT, respectively, using 100% of the PPA.

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 18
--------------------------------------------------------------------------------


                                            Total Pool




             Number of Loans:                                                   1,180

             Percentage of Fixed-Rate Loans (By number of loans)                50.17%
             Percentage of Adjustable-Rate Loans (By number of loans)           49.83%
             Percentage of all Mortgage Loans (By number of loans)              100.00%

             Aggregate Principal Balance                                        $ 128,284,906.19

             Percentage of Fixed-Rate Loans (By principal balance)              43.79%
             Percentage of Adjustable-Rate Loans (By principal balance)         56.21%
             Percentage of all Loans (by number of loans)                       100.00%

             Principal Balance as of the Cut-Off Date:
               Average:                                                         $ 108,716.02
               Range:                                                           $ 24,710.23 - $ 757,993.99

             Coupon Rates:
               Weighted Average:                                                10.036%
               Range:                                                           7.500% - 13.125%

             Weighted Average Original Term to Maturity (months):               302

             Remaining Term to Maturity (months):
               Weighted Average:                                                300
               Range:                                                           115 - 360

             Loan-to-Value Ratio at Origination:
               Weighted Average:                                                80.71%
               Range:                                                           17.65% - 100.00%

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 19
--------------------------------------------------------------------------------

         GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES OF ALL
                             INITIAL MORTGAGE LOANS


                                                                                                  Percentage All Mortgage
                                                                                                           Loans
                                                Number of Mortgage                                       by Aggregate
  Location                                            Loans          Aggregate Principal Balance     Principal Balance
  --------                                            -----          ---------------------------     -----------------
  Alaska                                                   1                 $  76,465.24                         0.06 %
  Arizona                                                 64                 7,530,883.00                         5.87
  Arkansas                                                11                   871,938.16                         0.68
  California                                              66                13,923,674.59                        10.85
  Colorado                                                28                 4,432,738.80                         3.46
  Connecticut                                              5                   590,939.23                         0.46
  Delaware                                                 1                   102,700.00                         0.08
  District of Columbia                                     1                   212,000.00                         0.17
  Florida                                                198                18,827,943.75                        14.68
  Georgia                                                 25                 3,346,797.56                         2.61
  Hawaii                                                   1                   432,855.26                         0.34
  Idaho                                                    6                   676,593.71                         0.53
  Illinois                                                24                 2,084,721.67                         1.63
  Indiana                                                 25                 1,538,466.65                         1.20
  Kansas                                                  10                   846,971.82                         0.66
  Kentucky                                                49                 5,384,932.60                         4.20
  Maine                                                    1                    59,600.00                         0.05
  Maryland                                                 5                   611,407.45                         0.48
  Massachusetts                                            5                   490,847.94                         0.38
  Michigan                                               132                11,089,919.82                         8.64
  Minnesota                                                8                 1,382,727.75                         1.08
  Mississippi                                             11                   552,218.90                         0.43
  Missouri                                                40                 3,762,514.12                         2.93
  Montana                                                  2                   156,009.88                         0.12
  Nebraska                                                 1                   183,476.70                         0.14
  Nevada                                                  47                 6,930,036.17                         5.40
  New Hampshire                                            1                   113,804.76                         0.09
  New Jersey                                               2                   484,693.74                         0.38
  New Mexico                                               3                   310,024.48                         0.24
  New York                                                 1                   552,862.18                         0.43
  North Carolina                                          14                   944,410.08                         0.74
  Ohio                                                    92                 8,121,150.71                         6.33
  Oklahoma                                                10                   614,664.07                         0.48
  Oregon                                                  16                 2,366,164.71                         1.84
  Pennsylvania                                            57                 4,377,733.26                         3.41
  Rhode Island                                             3                   162,380.06                         0.13
  South Carolina                                           7                   649,996.57                         0.51
  Tennessee                                               94                 8,608,659.18                         6.71
  Texas                                                   19                 2,344,059.11                         1.83
  Utah                                                    21                 3,762,739.75                         2.93
  Virginia                                                24                 2,268,980.65                         1.77

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 20
--------------------------------------------------------------------------------


  Washington                                              42                 5,966,700.85                         4.65
  West Virginia                                            4                   309,836.94                         0.24
  Wyoming                                                  3                   226,664.32                         0.18
                                                                               ----------                         ----
  Totals                                                1,180             $128,284,906.19                       100.00 %



          TYPES OF MORTGAGED PROPERTIES OF ALL INITIAL MORTGAGE LOANS


                                                                                                  Percentage All Mortgage
                                                                                                           Loans
                                             Number of Mortgage                                         by Aggregate
  Property Type                                     Loans          Aggregate Principal Balance       Principal Balance
  -------------                                     -----          ---------------------------       -----------------
  Condo Hi-Rise                                          20                $ 2,027,631.76                       1.58 %
  Condo Low-Rise                                         45                  3,960,830.93                        3.09
  Manufactured                                           25                  1,807,860.32                        1.41
  Multi-Unit                                             78                  7,165,310.95                        5.59
  Pud                                                   123                 18,409,103.80                       14.35
  Single Family Residence                               889                 94,914,168.43                       73.99
                                                        ---                 -------------                       -----
  Totals                                               1180              $ 128,284,906.19                      100.00 %



                  USE OF PROCEEDS OF ALL INITIAL MORTGAGE LOANS



                                                                                                   Percentage All Mortgage
                                                  Number of                 Aggregate                Loans by Aggregate
  Use of Proceeds                               Mortgage Loans           Principal Balance            Principal Balance
  ---------------                               --------------           -----------------           --------------------
  Construction/Permit                                      3                 $  347,019.06                        0.27
  Purchase                                               463                53,378,559.34                        41.61 %
  Refinance                                              714                74,559,327.79                        58.12
                                                         ---                -------------                        -----
  Totals                                                1,180              $128,284,906.19                      100.00 %



    OCCUPANCY TYPE OF THE MORTGAGED PROPERTIES OF ALL INITIAL MORTGAGE LOANS

                                                                                                  Percentage All Mortgage
                                                                                                           Loans
                                             Number of Mortgage                                         by Aggregate
  Occupancy Type                                    Loans          Aggregate Principal Balance       Principal Balance
  --------------                                    -----          ---------------------------       -----------------
  Investment Non-Owner Occupied                          200               $14,768,190.59                      11.51 %
  Investment Owner Occupied                                3                   207,830.60                       0.16

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL
BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.





Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 21
--------------------------------------------------------------------------------

  Primary                                                923              107,779,883.05                       84.02
  Second Home                                             54                5,529,001.95                        4.31
                                                        ----                ------------                        ----
  Totals                                               1,180             $128,284,906.19                      100.00 %






                  DOCUMENTATION TYPE OF ALL INITIAL MORTGAGE LOANS

                                                                                                 Percentage All Mortgage
                                                                                                          Loans
                                              Number of Mortgage                                       by Aggregate
Documentation Type                                   Loans          Aggregate Principal Balance     Principal Balance
------------------                                   -----          ---------------------------     -----------------
Full                                                    732               $72,219,129.31                        56.30 %
Limited                                                  72                10,199,325.58                         7.95
Stated                                                  376                45,866,451.30                        35.75
                                                        ---                -------------                        -----
Totals                                                 1,180             $128,284,906.19                       100.00 %





               RISK CLASSIFICATIONS OF ALL INITIAL MORTGAGE LOANS

                                                                                                 Percentage All Mortgage
                                                                                                          Loans
                                              Number of Mortgage                                       by Aggregate
Risk Classification                                  Loans          Aggregate Principal Balance     Principal Balance
-------------------                                  -----          ---------------------------     -----------------
AAA                                                     437               $49,425,527.53                        38.53 %
AA                                                      265                32,583,143.69                        25.40
A                                                       215                20,802,110.14                        16.22
A-                                                      134                13,933,902.79                        10.86
B                                                        78                 7,431,455.57                         5.79
C                                                        47                 3,774,137.64                         2.94
C-                                                        4                   334,628.83                         0.26
                                                      -----              ---------------                         ----
Totals                                                1,180              $128,284,906.19                       100.00 %



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 22
--------------------------------------------------------------------------------



                       Fixed-Rate Initial Mortgage Loans






        Number of Fixed-Rate Mortgage Loans:                                 592

        Aggregate Principal Balance:                                         $56,181,064.38

        Principal Balance as of the Cut-Off Date:
          Average:                                                           $ 94,900.45
          Range:                                                             $ 24,710.23 - $ 552,862.18

        Coupon Rates:
          Weighted Average:                                                  10.052%
          Range:                                                             7.625% - 13.125%

        Weighted Average Original Term to Maturity (months):                 228

        Remaining Term to Maturity (months):
          Weighted Average:                                                  225
          Range:                                                             115 - 360

        Loan-to-Value Ratio at Origination:
          Weighted Average:                                                  79.15%
          Range:                                                             17.65% - 100.00%



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 23
--------------------------------------------------------------------------------


                       FIXED-RATE INITIAL MORTGAGE LOAN TYPE

                                                                                                       Percentage of
                                                                                                    Fixed-Rate Mortgage
                                                    Number of                 Aggregate              Loans by Aggregate
  Loan Type                                       Mortgage Loans          Principal Balance          Principal Balance
  ---------                                       --------------          -----------------          -----------------
  15 Year Balloon                                        323                 $34,498,971.38                      61.41 %
  10 Year Fixed-Rate                                       4                     217,097.14                       0.39
  15 Year Fixed-Rate                                      87                   5,884,056.32                      10.47
  20 Year Fixed-Rate                                      16                     978,056.62                       1.74
  25 Year Fixed-Rate                                       1                      42,962.44                       0.08
  30 Year Fixed-Rate                                     161                  14,559,920.48                      25.92
                                                         ---                 --------------                     ------
  Totals                                                 592                 $56,181,064.38                     100.00 %



      ORIGINAL LOAN-TO-VALUE RATIOS OF THE FIXED-RATE INITIAL MORTGAGE LOANS

                                                                                                     Percentage of
                                                                                                    Fixed-Rate Mortgage
  Range of Loan-to-Value                            Number of                 Aggregate              Loans by Aggregate
  Ratios at Origination (%)                       Mortgage Loans          Principal Balance          Principal Balance
  -------------------------                       --------------          -----------------          -----------------
  15.01 -  20.00                                           1                   $  29,078.53                       0.05 %
  20.01 -  25.00                                           2                      53,937.22                       0.10
  25.01 -  30.00                                           1                      31,858.47                       0.06
  30.01 -  35.00                                           6                     300,311.28                       0.53
  35.01 -  40.00                                           2                      96,543.79                       0.17
  40.01 -  45.00                                           7                     613,057.62                       1.09
  45.01 -  50.00                                           7                     546,152.51                       0.97
  50.01 -  55.00                                           9                   1,243,209.87                       2.21
  55.01 -  60.00                                          22                   1,584,563.65                       2.82
  60.01 -  65.00                                          23                   2,314,515.35                       4.12
  65.01 -  70.00                                          50                   4,212,458.28                       7.50
  70.01 -  75.00                                          74                   6,795,624.94                      12.10
  75.01 -  80.00                                         133                  13,360,779.84                      23.78
  80.01 -  85.00                                          89                   8,867,545.09                      15.78
  85.01 -  90.00                                         132                  12,599,569.30                      22.43
  90.01 -  95.00                                          31                   3,226,697.38                       5.74
  95.01 - 100.00                                           3                     305,161.26                       0.54
                                                         ---                 --------------                     ------
  Totals                                                 592                 $56,181,064.38                     100.00 %


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 24
--------------------------------------------------------------------------------


           MORTGAGE RATES OF THE FIXED-RATE INITIAL MORTGAGE LOANS

                                                                                                             Percentage of
                                                                                                          Fixed-Rate Mortgage
                                                                                                                 Loans
                                                    Number of                                                 By Aggregate
Range of Mortgage Rates (%)                      Mortgage Loans      Aggregate Principal Balance           Principal Balance
---------------------------                      --------------      ---------------------------          -------------------

7.501 -  8.000                                            9                 $1,239,636.45                         2.21 %
8.001 -  8.500                                           28                  3,682,575.71                         6.55
8.501 -  9.000                                           46                  5,040,770.72                         8.97
9.001 -  9.500                                           72                  6,953,154.18                        12.38
9.501 - 10.000                                          137                 12,435,287.32                        22.13
10.001 - 10.500                                         102                  9,620,586.37                        17.12
10.501 - 11.000                                         103                  8,842,870.36                        15.74
11.001 - 11.500                                          56                  5,382,671.48                         9.58
11.501 - 12.000                                          29                  2,376,311.27                         4.23
12.001 - 12.500                                           7                    388,549.12                         0.69
12.501 - 13.000                                           2                     93,815.63                         0.17
13.001 - 13.500                                           1                    124,835.77                         0.22
                                                        ---                --------------                       ------
Totals                                                  592                $56,181,064.38                       100.00   %



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 25
--------------------------------------------------------------------------------


          PRINCIPAL BALANCES OF THE FIXED-RATE INITIAL MORTGAGE LOANS


                                                                                                       Percentage of
                                                                                                    Fixed-Rate Mortgage
                                                    Number of                                        Loans by Aggregate
Range of Principal Balances ($)                  Mortgage Loans      Aggregate Principal Balance     Principal Balance
-------------------------------                  --------------      ---------------------------     -----------------
15,000.01  - 25,000.00                                    2                  $  49,675.86                         0.09 %
25,000.01 -  50,000.00                                  132                  5,188,715.41                         9.24
50,000.01 -  75,000.00                                  176                 10,883,432.36                        19.37
75,000.01 - 100,000.00                                  103                  8,884,207.90                        15.81
100,000.01 - 125,000.00                                  67                  7,496,055.37                        13.34
125,000.01 - 150,000.00                                  34                  4,594,367.66                         8.18
150,000.01 - 175,000.00                                  18                  2,924,965.08                         5.21
175,000.01 - 200,000.00                                  18                  3,400,317.84                         6.05
200,000.01 - 225,000.00                                  13                  2,738,831.06                         4.88
225,000.01 - 250,000.00                                   3                    705,390.17                         1.26
250,000.01 - 275,000.00                                   7                  1,859,107.63                         3.31
275,000.01 - 300,000.00                                   3                    888,268.14                         1.58
300,000.01 - 325,000.00                                   3                    932,773.58                         1.66
325,000.01 - 350,000.00                                   3                  1,028,021.40                         1.83
375,000.01 - 400,000.00                                   1                    380,000.00                         0.68
400,000.01 - 425,000.00                                   1                    415,599.82                         0.74
425,000.01 - 450,000.00                                   3                  1,306,180.23                         2.32
450,000.01 - 475,000.00                                   2                    931,127.92                         1.66
475,000.01 - 500,000.00                                   1                    494,632.98                         0.88
525,000.01 - 550,000.00                                   1                    526,531.79                         0.94
550,000.01 - 575,000.00                                   1                    552,862.18                         0.98
                                                        ---                --------------                       ------
Totals                                                  592                $56,181,064.38                       100.00 %



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 26
--------------------------------------------------------------------------------

     REMAINING TERMS TO MATURITY OF THE FIXED-RATE INITIAL MORTGAGE LOANS

                                                                                                       Percentage of
                                                                                                    Fixed-Rate Mortgage
                                                    Number of                                        Loans by Aggregate
Remaining Term (months)                          Mortgage Loans      Aggregate Principal Balance     Principal Balance
-----------------------                          --------------      ---------------------------     -----------------
111 - 115                                                 1                  $  45,707.00                         0.08 %
116 - 120                                                 3                    171,390.14                         0.31
166 - 170                                                12                  1,724,243.30                         3.07
171 - 175                                                40                  5,441,460.03                         9.69
176 - 180                                               358                 33,217,324.37                        59.13
221 - 225                                                 1                     29,078.53                         0.05
231 - 235                                                 3                    166,542.54                         0.30
236 - 240                                                12                    782,435.55                         1.39
296 - 300                                                 1                     42,962.44                         0.08
341 - 345                                                 3                    218,192.72                         0.39
346 - 350                                                 3                    241,143.08                         0.43
351 - 355                                                22                  1,856,992.97                         3.31
356                                                      15                  1,025,482.82                         1.83
357                                                      20                  1,831,726.23                         3.26
358                                                      41                  3,925,057.56                         6.99
359                                                      29                  2,508,875.10                         4.47
360                                                      28                  2,952,450.00                         5.26
                                                         --                --------------                       ------
Totals                                                  592                $56,181,064.38                       100.00 %


    ORIGINAL TERMS TO MATURITY OF THE FIXED-RATE INITIAL MORTGAGE LOANS

                                                                                                  Percentage of Fixed-Rate
                                                                                                     Mortgage Loans by
                                                   Number of                 Aggregate                   Aggregate
Original Term (months)                           Mortgage Loans          Principal Balance           Principal Balance
----------------------                           --------------          -----------------           -----------------
116 - 120                                                 4                   $ 217,097.14                       0.39 %
176 - 180                                               410                  40,383,027.70                      71.88
236 - 240                                                16                     978,056.62                       1.74
296 - 300                                                 1                      42,962.44                       0.08
356 - 360                                               161                  14,559,920.48                      25.92
                                                        ---                 --------------                     -------
Totals                                                  592                 $56,181,064.38                     100.00 %


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 27
--------------------------------------------------------------------------------


                   Adjustable-Rate Initial Mortgage Loans



       Number of Adjustable-Rate Mortgage Loans:                         588

       Aggregate Principal Balance:                                      $72,103,841.81

       Principal Balance as of the Cut-Off Date:
         Average:                                                        $122,625.58
         Range:                                                          $24,942.65 - $757,993.99

       Coupon Rates:
         Weighted Average:                                               10.024%
         Range:                                                          7.500% - 13.125%

       Gross Margin:
         Weighted Average:                                               5.578%
         Range:                                                          3.625% - 7.625%

       Periodic Caps:
         Weighted Average:                                               1.010%
         Range:                                                          1.000% - 3.000%

       Lifetime Caps:
         Weighted Average:                                               17.016%
         Range:                                                          13.625% - 20.125%

       Weighted Average Original Term to Maturity (months):              360

       Remaining Term to Maturity (months):
         Weighted Average:                                               358
         Range:                                                          340 - 360

       Loan-to-Value Ratio at Origination:
         Weighted Average:                                               81.93%
         Range:                                                          18.78% - 95.00%




--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 28
--------------------------------------------------------------------------------





                   ADJUSTABLE-RATE INITIAL MORTGAGE LOAN TYPE

                                                                                                      Percentage of
                                                                                                   Fixed-Rate Mortgage
                                                   Number of                 Aggregate             Loans by Aggregate
Loan Type                                        Mortgage Loans          Principal Balance          Principal Balance
---------                                        --------------          -----------------          -----------------
ARM 2/28                                                519                 $63,454,499.66                      88.00 %
ARM 3/27                                                 67                   8,223,371.05                      11.40
ARM 3YR                                                   1                     113,267.08                       0.16
ARM 5YR                                                   1                     312,704.02                       0.43
                                                        ---                 --------------                     ------
Totals                                                  588                 $72,103,841.81                     100.00 %




  ORIGINAL LOAN-TO-VALUE RATIOS OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                   Fixed-Rate Mortgage
Range of Loan-to-Value                             Number of                 Aggregate             Loans by Aggregate
Ratios at Origination (%)                        Mortgage Loans          Principal Balance          Principal Balance
-------------------------                        --------------          -----------------          -----------------
15.01 -  20.00                                            2                   $ 148,788.33                       0.21 %
20.01 -  25.00                                            1                      30,000.00                       0.04
30.01 -  35.00                                            1                      24,942.65                       0.03
35.01 -  40.00                                            3                     153,428.13                       0.21
45.01 -  50.00                                            4                     223,169.88                       0.31
50.01 -  55.00                                            6                     388,624.10                       0.54
55.01 -  60.00                                            5                     555,852.71                       0.77
60.01 -  65.00                                           20                   1,608,158.55                       2.23
65.01 -  70.00                                           31                   3,338,563.25                       4.63
70.01 -  75.00                                           62                   7,354,349.01                      10.20
75.01 -  80.00                                          147                  18,504,364.63                      25.66
80.01 -  85.00                                          138                  18,224,210.15                      25.27
85.01 -  90.00                                          165                  21,069,770.44                      29.22
90.01 -  95.00                                            3                     479,619.98                       0.67
                                                        ---                 --------------                     ------
Totals                                                  588                 $72,103,841.81                     100.00 %

--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 29
--------------------------------------------------------------------------------







          PRINCIPAL BALANCES OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS


                                                                                                       Percentage of
                                                                                                      Adjustable-Rate
                                                                                                     Mortgage Loans by
                                                    Number of                                            Aggregate
Range of Principal Balances ($)                  Mortgage Loans      Aggregate Principal Balance     Principal Balance
-------------------------------                  --------------      ---------------------------     -----------------
15,000.01  - 25,000.00                                    1                  $  24,942.65                         0.03 %
25,000.01 -  50,000.00                                   78                  3,259,067.40                         4.52
50,000.01 -  75,000.00                                  126                  7,941,696.50                        11.01
75,000.01 - 100,000.00                                   92                  8,076,373.50                        11.20
100,000.01 - 125,000.00                                 108                 12,138,747.20                        16.84
125,000.01 - 150,000.00                                  48                  6,564,011.21                         9.10
150,000.01 - 175,000.00                                  35                  5,667,144.01                         7.86
175,000.01 - 200,000.00                                  23                  4,256,004.50                         5.90
200,000.01 - 225,000.00                                  19                  3,980,075.68                         5.52
225,000.01 - 250,000.00                                  11                  2,584,063.36                         3.58
250,000.01 - 275,000.00                                   6                  1,605,220.57                         2.23
275,000.01 - 300,000.00                                  10                  2,869,992.40                         3.98
300,000.01 - 325,000.00                                   7                  2,201,313.21                         3.05
325,000.01 - 350,000.00                                   3                  1,001,151.91                         1.39
350,000.01 - 375,000.00                                   3                  1,101,194.36                         1.53
375,000.01 - 400,000.00                                   1                    395,815.25                         0.55
400,000.01 - 425,000.00                                   4                  1,632,859.73                         2.26
425,000.01 - 450,000.00                                   3                  1,312,944.74                         1.82
450,000.01 - 475,000.00                                   1                    457,722.78                         0.63
475,000.01 - 500,000.00                                   3                  1,462,784.43                         2.03
500,000.01 - 525,000.00                                   1                    513,500.00                         0.71
525,000.01 - 550,000.00                                   1                    526,200.00                         0.73
550,000.01 - 575,000.00                                   2                  1,134,021.65                         1.57
625,000.01 - 650,000.00                                   1                    639,000.78                         0.89
750,000.01 - 775,000.00                                   1                    757,993.99                         1.05
                                                        ---                --------------                       ------
Totals                                                  588                $72,103,841.81                       100.00 %



--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 30
--------------------------------------------------------------------------------


  REMAINING TERMS TO MATURITY OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS



                                                                                                       Percentage of
                                                                                                    Fixed-Rate Mortgage
                                                    Number of                                        Loans by Aggregate
Remaining Term (months)                          Mortgage Loans      Aggregate Principal Balance     Principal Balance
-----------------------                          --------------      ---------------------------     -----------------
336 - 340                                                 1                  $  72,346.93                         0.10
341 - 345                                                 3                    526,759.96                         0.73
346 - 350                                                 6                    431,366.82                         0.60
351 - 355                                                69                  9,258,431.86                        12.84
356                                                      44                  5,145,038.22                         7.14
357                                                      60                  8,131,501.11                        11.28
358                                                      91                 11,516,806.68                        15.97
359                                                     105                 12,447,228.23                        17.26
360                                                     209                 24,574,362.00                        34.08
                                                        ---                --------------                       ------
Totals                                                  588                $72,103,841.81                       100.00 %




    ORIGINAL TERMS TO MATURITY OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                     Adjustable-Rate
                                                                                                    Mortgage Loans by
                                                   Number of                 Aggregate                  Aggregate
Original Term (months)                           Mortgage Loans          Principal Balance          Principal Balance
----------------------                           --------------          -----------------          -----------------
360                                                     588               $72,103,841.81                       100.00 %
                                                        ---              ---------------                       ------
Totals                                                  588               $72,103,841.81                       100.00 %




--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 31
--------------------------------------------------------------------------------



    CURRENT MORTGAGE RATES FOR ALL ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                     Adjustable-Rate
                                                                                                    Mortgage Loans by
                                                   Number of                 Aggregate                  Aggregate
Range of Mortgage Rates (%)                      Mortgage Loans          Principal Balance          Principal Balance
---------------------------                      --------------          -----------------          -----------------
7.001 -  7.500                                            1                   $ 264,406.29                       0.37 %
7.501 -  8.000                                            4                     641,304.02                       0.89
8.001 -  8.500                                           15                   2,316,621.13                       3.21
8.501 -  9.000                                           52                   8,380,572.76                      11.62
9.001 -  9.500                                           79                   9,208,888.82                      12.77
9.501 - 10.000                                          158                  20,513,776.89                      28.45
10.001 - 10.500                                          89                  10,459,645.40                      14.51
10.501 - 11.000                                         103                  12,119,770.05                      16.81
11.001 - 11.500                                          48                   4,842,302.84                       6.72
11.501 - 12.000                                          32                   2,896,629.87                       4.02
12.001 - 12.500                                           4                     211,430.97                       0.29
12.501 - 13.000                                           2                     198,492.77                       0.28
13.001 - 13.500                                           1                      50,000.00                       0.07
                                                        ---                 --------------                     ------
Totals                                                  588                 $72,103,841.81                     100.00 %



   INITIAL PERIODIC RATE CAP FOR ALL ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                     Adjustable-Rate
                                                                                                    Mortgage Loans by
                                                   Number of                 Aggregate                  Aggregate
Periodic Cap Rates (%)                           Mortgage Loans          Principal Balance          Principal Balance
-----------------------                          --------------          -----------------          -----------------
3.000                                                   588                 $72,103,841.81                     100.00
                                                        ---                ---------------                     ------
Totals                                                  588                 $72,103,841.81                     100.00 %




--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 32
--------------------------------------------------------------------------------


        PERIODIC RATE CAP FOR ALL ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                     Adjustable-Rate
                                                                                                    Mortgage Loans by
                                                   Number of                 Aggregate                  Aggregate
Periodic Cap Rates (%)                           Mortgage Loans          Principal Balance          Principal Balance
-----------------------                          --------------          -----------------          -----------------
1.000                                                   586                 $71,677,870.71                      99.41 %
2.000                                                     1                     113,267.08                       0.16
3.000                                                     1                     312,704.02                       0.43
                                                        ---                 --------------                     ------
Totals                                                  588                 $72,103,841.81                     100.00 %



    MAXIMUM MORTGAGE RATES FOR ALL ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                     Adjustable-Rate
                                                                                                    Mortgage Loans by
Range of Maximum                                   Number of                 Aggregate                  Aggregate
Rates (%)                                        Mortgage Loans          Principal Balance          Principal Balance
---------                                        --------------          -----------------          -----------------
13.501 - 14.000                                           1                   $ 312,704.02                       0.43 %
14.001 - 14.500                                           2                     377,673.37                       0.52
14.501 - 15.000                                           3                     328,600.00                       0.46
15.001 - 15.500                                          14                   2,203,354.05                       3.06
15.501 - 16.000                                          52                   8,380,572.76                      11.62
16.001 - 16.500                                          79                   9,208,888.82                      12.77
16.501 - 17.000                                         159                  20,591,977.53                      28.56
17.001 - 17.500                                          88                  10,381,444.76                      14.40
17.501 - 18.000                                         104                  12,285,839.91                      17.04
18.001 - 18.500                                          48                   4,842,302.84                       6.72
18.501 - 19.000                                          31                   2,730,560.01                       3.79
19.001 - 19.500                                           4                     211,430.97                       0.29
19.501 - 20.000                                           2                     198,492.77                       0.28
20.001 - 20.500                                           1                      50,000.00                       0.07
                                                        ---                 --------------                     ------
Totals                                                  588                 $72,103,841.81                     100.00 %


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 33
--------------------------------------------------------------------------------


          GROSS MARGINS OF THE ADJUSTABLE-RATE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                     Adjustable-Rate
                                                                                                    Mortgage Loans by
Range of Gross                                     Number of                 Aggregate                  Aggregate
Margins (%)                                      Mortgage Loans          Principal Balance          Principal Balance
-----------                                      --------------          -----------------          -----------------
3.501 -  4.000                                            4                   $ 556,673.37                       0.77 %
4.001 -  4.500                                           27                   4,490,734.38                       6.23
4.501 -  5.000                                           80                  10,078,205.50                      13.98
5.001 -  5.500                                          152                  20,025,566.26                      27.77
5.501 -  6.000                                          185                  20,325,697.56                      28.19
6.001 -  6.500                                           99                  11,957,871.84                      16.58
6.501 -  7.000                                           36                   4,262,369.70                       5.91
7.001 -  7.500                                            4                     344,809.12                       0.48
7.501 -  8.000                                            1                      61,914.08                       0.09
                                                        ---                  -------------                     ------
Totals                                                  588                 $72,103,841.81                     100.00 %


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

Marketing Memorandum- 3/22/00 8:00 a.m.
NovaStar Home Equity Loan Asset Backed Certificates, Series 2000-1       Page 34
--------------------------------------------------------------------------------



               All Non-Insured Mortgage Loans with LTV in excess of 50%
               --------------------------------------------------------





       Number of Loans:                                                   10

       Percentage of Fixed-Rate Loans (By number of loans)                70.00%
       Percentage of Adjustable-Rate Loans (By number of loans)           30.00%
       Percentage of all Mortgage Loans (By number of loans)              100.00%

       Aggregate Principal Balance                                        $ 1,963,763.16

       Percentage of Fixed-Rate Loans (By principal balance)              22.95%
       Percentage of Adjustable-Rate Loans (By principal balance)         77.05%
       Percentage of all Loans (by number of loans)                       100.00%

       Principal Balance as of the Cut-Off Date:
         Average:                                                         $ 196,376.32
         Range:                                                           $ 33,550.00 - $ 757,993.99

       Coupon Rates:
         Weighted Average:                                                10.176%
         Range:                                                           9.500% - 12.375%

       Weighted Average Original Term to Maturity (months):               329

       Remaining Term to Maturity (months):
         Weighted Average:                                                326
         Range:                                                           178 - 358

       Loan-to-Value Ratio at Origination:
         Weighted Average:                                                79.29%
         Range:                                                           50.29% - 100.00%


--------------------------------------------------------------------------------
FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.